                                 SCHEDULE 14A
                                (RULE 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT

                           SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant /X/

Filed by a Party other than the Registrant / /

Check the appropriate box:
/ / Preliminary Proxy Statement              / / Confidential, for Use of the
/X/ Definitive Proxy Statement                   Commission Only (as permitted
/ / Definitive Additional Materials              by Rule 14a-6(e)(2))
/ / Soliciting Material Pursuant to
    Rule 14a-11(c) or Rule 14a-12

                             ZOLTEK COMPANIES, INC.
               (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):

    /X/ No fee required.

    / / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
        0-11.

    (1) TITLE OF EACH CLASS OF SECURITIES TO WHICH TRANSACTION APPLIES:

--------------------------------------------------------------------------------

    (2) AGGREGATE NUMBER OF SECURITIES TO WHICH TRANSACTION APPLIES:

--------------------------------------------------------------------------------

    (3) PER UNIT PRICE OR OTHER UNDERLYING VALUE OF TRANSACTION COMPUTED PURSUANT TO EXCHANGE ACT RULE 0-11 (SET FORTH THE AMOUNT ON WHICH THE FILING FEE IS CALCULATED AND STATE HOW IT WAS DETERMINED):

--------------------------------------------------------------------------------

    (4) PROPOSED MAXIMUM AGGREGATE VALUE OF TRANSACTION:

--------------------------------------------------------------------------------

    (5) TOTAL FEE PAID:

--------------------------------------------------------------------------------

    / / Fee paid previously with preliminary materials.

    / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

--------------------------------------------------------------------------------

    (2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

    (3) Filing Party:

--------------------------------------------------------------------------------

    (4) Date Filed:

--------------------------------------------------------------------------------

                                       [ZOLTEK LOGO]

                          January 14, 2000



DEAR FELLOW SHAREHOLDERS:

        Our Annual Meeting of Shareholders will be held at the Missouri Historical Society History Museum, Lee Auditorium, located at Lindell Boulevard and DeBaliviere Avenue, St. Louis, Missouri at 10:00 a.m., local time, on Tuesday, February 15, 2000. The Notice of Annual Meeting of Shareholders, Proxy Statement and Proxy Card which accompany this letter outline fully matters on which action is expected to be taken at the Annual Meeting.

        We cordially invite you to attend the Annual Meeting.
Please RSVP to 314-291-5110 if you plan to attend the meeting. Even if you plan to be present at the meeting, you are requested to date, sign and return the enclosed Proxy Card in the envelope provided so that your shares will be represented. The mailing of an executed Proxy Card will not affect your right to vote in person should you later decide to attend the Annual Meeting.

                                       Sincerely,


                                       /s/ Zsolt Rumy

                                       ZSOLT RUMY
                                       Chairman of the Board, President
                                        and Chief Executive Officer

Zoltek Companies, Inc. * 3101 McKelvey Rd. * St. Louis, Missouri 63044 (USA)
* 314/291-5110 * FAX: 314/291-8536

                       ZOLTEK COMPANIES, INC.
                        3101 MCKELVEY ROAD
                     ST. LOUIS, MISSOURI 63044


              NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                    TO BE HELD FEBRUARY 15, 2000


Dear Shareholder:

        The Annual Meeting of Shareholders of Zoltek Companies, Inc. (the "Company") will be held at the Missouri Historical Society History Museum, Lee Auditorium, located on Lindell Boulevard and DeBaliviere Avenue, St. Louis, Missouri on Tuesday, February 15, 2000, at 10:00 a.m., local time, for the following purposes:

        1. To elect two Class I directors to hold office for a term of three years.

        2. To elect one Class II director to hold office for a term of two years.

        3. To consider and act upon a proposal to adopt the Amended and Restated Zoltek Companies, Inc. 1992 Long Term Incentive Plan.

        4. To transact any and all other business that may properly come before the meeting or any adjournment thereof.

        These items are more fully described in the following Proxy Statement, which is hereby made a part of this Notice. Only shareholders of record of the Company at the close of business on December 30, 1999 are entitled to notice of, and to vote at, the meeting or any adjournment thereof.


                                 By order of the Board of Directors,


                                 /s/ Daniel D. Greenwell

                                 DANIEL D. GREENWELL
                                 Chief Financial Officer and Secretary

January 14, 2000

                       ZOLTEK COMPANIES, INC.
                         3101 MCKELVEY ROAD
                     ST. LOUIS, MISSOURI 63044


                          PROXY STATEMENT
                                FOR
                  ANNUAL MEETING OF SHAREHOLDERS
                   TO BE HELD FEBRUARY 15, 2000

                         _________________

                        GENERAL INFORMATION

        This Proxy Statement is furnished to the shareholders of ZOLTEK COMPANIES, INC. (the "Company") in connection with the solicitation of proxies for use at the Annual Meeting of Shareholders to be held at the Missouri Historical Society History Museum, Lee Auditorium, located at Lindell Boulevard and DeBaliviere Avenue,
St. Louis, Missouri at 10:00 a.m., local time, on Tuesday, February 15, 2000, and at all adjournments thereof (the "Annual Meeting"), for the purposes set forth in the preceding Notice of Annual Meeting of Shareholders.

        This Proxy Statement, the Notice of Annual Meeting and the accompanying Proxy Card were first mailed to the shareholders of the Company on or about January 14, 2000.

        The proxy reflected on the accompanying Proxy Card is being solicited by the Board of Directors of the Company. A proxy may be revoked at any time before it is voted by filing a written notice of revocation or a later-dated Proxy Card with the Secretary of the Company at the principal offices of the Company or by attending the Annual Meeting and voting the shares in person. Attendance alone at the Annual Meeting will not of itself revoke a proxy. Proxy Cards that are properly executed, timely received and not revoked will be voted in the manner indicated thereon at the Annual Meeting and any adjournment thereof.

        The Company will bear the entire expense of soliciting proxies. Proxies will be solicited by mail initially. The directors, executive officers and employees of the Company also may solicit proxies personally or by telephone or other means but such persons will not be specially compensated for such services. Certain holders of record, such as brokers, custodians and nominees, are being requested to distribute proxy materials to beneficial owners and will be reimbursed by the Company for their reasonable expenses incurred in sending proxy materials to beneficial owners.

        Only shareholders of record at the close of business on December 30, 1999 are entitled to notice of, and to vote at, the Annual Meeting. On such date, there were 18,701,331 shares of the Company's common stock, $.01 par value ("Common Stock"), issued and outstanding.

        Each outstanding share of the Company's Common Stock is entitled to one vote on each matter to be acted upon at the Annual
Meeting. A quorum is required for votes taken at the Annual Meeting to be deemed valid. A quorum shall be attained if holders of a majority of the Common Stock issued and outstanding are present at the Annual
Meeting in person or by proxy. After a quorum has been established, the vote of the holders of a majority of the Common Stock present in person or by proxy shall be required for the election of any director and, except as required by the Company's Restated Articles of Incorporation or applicable law, any other matter submitted for a vote of the shareholders at the Annual Meeting requires the vote of the holders of a majority of the Common Stock represented in person or by proxy at the meeting. The affirmative vote of the holders of a majority of the Common Stock present at the Annual Meeting by person or by proxy is required for the approval of the proposed amendment to the Company's 1992 Long Term Incentive Plan. See "Item 2. Adoption of the Amended and Restated Zoltek Companies, Inc. 1992 Long Term Incentive Plan."

        Shares subject to abstentions will be treated as shares that are present at the Annual Meeting for purposes of determining the presence of a quorum but as unvoted for purposes of determining the base number of shares voting on a particular proposal. Accordingly, abstentions will have the same effect as a vote withheld on the election of directors or a vote against on other matters submitted to the shareholders for a vote (including the proposal to adopt the Amended and Restated Zoltek Companies, Inc. 1992 Long Term Incentive Plan), as the case may be. If a broker or other nominee holder indicates on the Proxy Card that it does not have discretionary authority to vote the shares it holds of record on a proposal, those shares will not be considered as voted for purposes of determining the approval of the shareholders on a particular proposal.


          VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

        The following table includes information as to the only person known to management of the Company to beneficially own five percent or more of the Company's outstanding Common Stock as of December 30, 1999:

                                           Number of Shares        Percent of Outstanding
Name and Address of Beneficial Owner      Beneficially Owned          Common Stock<F1>
------------------------------------      ------------------       ----------------------
Zsolt Rumy                                   5,500,000<F2>                  29.4%
3101 McKelvey Road
St. Louis, Missouri 63044

_____________________

<F1> The percentage calculation is based upon 18,701,331 shares of the
     Company's Common Stock that were issued and outstanding as of December 30, 1999.

<F2> Pursuant to the Company's supply agreement with BF Goodrich
     Aerospace, Mr. Rumy has agreed, subject to certain exceptions, to negotiate exclusively with BF Goodrich Aerospace for a specified period if he determines to sell a significant amount of his shares of the Company's Common Stock.


                   ITEM 1.  ELECTION OF DIRECTORS

        Two individuals will be elected at the Annual Meeting to serve as Class I directors of the Company for a term of three years. The two nominees receiving the vote of holders of a majority of the shares entitled to vote and represented in person or by proxy at the Annual Meeting will be elected. In addition, one individual will be elected at the Annual Meeting to serve as a Class II director of the Company for a term of one year. The nominee receiving the vote of holders of a majority of the shares entitled to vote and represented in person or by proxy at the Annual Meeting will be elected. Shareholders do not have the right to cumulate votes in the election of directors.

        The persons named as proxies on the accompanying Proxy Card intend to vote all duly executed proxies received by the Board of Directors for the election of John L. Kardos and Linn Bealke as Class I directors and John F. McDonnell as a Class II director, except as otherwise directed by the shareholder on the Proxy Card. Messrs. Kardos, Bealke and McDonnell are currently directors of the Company. If for any reason Mr. Kardos, Mr. Bealke or Mr. McDonnell becomes unavailable for election, which is not now anticipated, the persons named in the accompanying Proxy Card will vote for such substitute nominee as is designated by the Board of Directors.

        The Board of Directors recommends a vote "FOR" the election of John L. Kardos and Linn Bealke as Class I directors and John F. McDonnell as a Class II director.

        The name, age, principal occupation or position and other directorships with respect to Messrs. Kardos, Bealke and McDonnell and the other directors whose terms of office will continue after the Annual Meeting is set forth below.

  CLASS I - TO BE ELECTED FOR A TERM OF THREE YEARS EXPIRING IN 2003

        John L. Kardos, age 60, has served as a Director of the Company since August 1992. For more than the past five years, he has been Professor of Chemical Engineering of Washington University,
St. Louis, Missouri, where he is a past Chairman of the Department of Chemical Engineering. From June 1971 to July 1991, he was Chairman of the Graduate Program in Materials Science and Engineering and Director of the Materials Research Laboratory of Washington University.

        Linn Bealke, age 55, has served as a Director of the Company since August 1992. For more than the past five years, he has been President and Director of Mississippi Valley Bancshares, Inc. (a bank holding company) and Vice Chairman of Southwest Bank of St. Louis (a commercial bank).

   CLASS II - TO BE ELECTED FOR A TERM OF ONE YEAR EXPIRING IN 2001

        John F. McDonnell, age 61, has served as a Director of the Company since July 1999. Mr. McDonnell has been engaged in private investment activities since his retirement as Chairman of the Board of McDonnell Douglas Corporation in August 1997. From 1962 to 1997, Mr. McDonnell held various positions with McDonnell Douglas Corporation, including Chairman of the Board from 1994 to1997 and Chairman and Chief Executive Officer from 1988 to 1994. Mr. McDonnell also serves as a director of The Boeing Company (an aerospace company) and Ralston Purina Company (a pet food and agricultural products company).

            CLASS II - TO CONTINUE IN OFFICE UNTIL 2001

        James W. Betts, age 62, has served as a Director of the Company since August 1992. For more than the past five years, he has been Vice President Raw Materials of Great Lakes Carbon Corp. (a producer of carbon products).

            CLASS III - TO CONTINUE IN OFFICE UNTIL 2002

        Zsolt Rumy, age 57, is the founder of the Company and has served as its Chairman, President and Chief Executive Officer and as a Director since 1975. Prior to founding the Company, Mr. Rumy served as Industrial Marketing Manager and Process Engineer for Monsanto Company, Accounts Manager for General Electric Company and Technical Sales Representative for W.R. Grace Company. Since May 1996, Mr. Rumy has served as a director of Southwest Bank of St. Louis, with which the Company maintains its primary banking relationships.

        Charles A. Dill, age 59, has served as a Director of the Company since August 1992. Since October 1995, he has been a managing partner of Gateway Venture Associates, L.P., a venture capital firm.
He served as Chief Executive Officer of Bridge Information Systems, Inc. (a provider of databases and systems to institutional investors) from October 1992 to April 1995. Mr. Dill serves as a director of Stifel Financial Corp., the parent of Stifel, Nicolaus & Company, Incorporated (a securities brokerage, investment management and investment banking firm), and DT Industries, Inc. (a developer and manufacturer of automated production equipment and systems).

                  BOARD OF DIRECTORS AND COMMITTEES

        During fiscal 1999, the Board of Directors of the Company met five times and acted three times by unanimous written consent. Each of the directors and nominees attended not less than 75% of the meetings of the Board of Directors and committees of which such director or nominee was a member during fiscal 1999.

        The Board of Directors has a standing Audit Committee,
Compensation Committee and Technology Committee.

        The members of the Audit Committee are Messrs. Bealke and Dill. During fiscal 1999, the Audit Committee was comprised of Linn Bealke and James Dorr. Mr. Dorr retired from the Board of Directors for personal reasons in July 1999, and the Board of Directors elected Mr. Dill to fill the vacancy on the committee. The Audit Committee reviews the scope of the Company's engagement of its independent public accountant and their reports. The Audit Committee also meets with the financial staff of the Company to review accounting procedures and reports. The Audit Committee met one time in fiscal 1999.

        The Compensation Committee is composed of Messrs. Betts and Dill. The Compensation Committee is authorized to review and make recommendations to the Board of Directors regarding the salaries and bonuses to be paid executive officers and to administer the Company's Long Term Incentive Plan. The Compensation Committee met one time during fiscal 1999.

        In November 1999, the Board of Directors established a
Technology Committee to advise the Company's management and the other members of the Board of Directors regarding strategic technology issues, including recruitment and retention of engineering and technical employees, and research and development policy issues. The Technology Committee is comprised of Messrs. McDonnell and Kardos.

                          DIRECTORS' FEES

        Directors who are not also employees of the Company are paid $750 per board meeting attended. In addition, each of the directors who is not also an employee of the Company (an "Eligible Director") participates in the Zoltek Directors Stock Option Plan (the "Directors Plan"). The Directors Plan provides for the granting of non-qualified stock options to Eligible Directors. Under the Directors Plan, each person who is an Eligible Director on the first business day after the date of the Company's annual meeting of shareholders is granted options to acquire 7,500 shares of Common Stock. In addition, newly elected directors who are not also employees also receive an initial grant of options to purchase 7,500 at the time of their election. The Directors Plan otherwise does not establish a limit on the aggregate number of options that may be granted thereunder. Options granted pursuant to the Directors Plan entitle the director to purchase the Company's
Common Stock at a price equal to the Fair Market Value (as defined in the Directors Plan) on the date of grant. The option by its terms is not transferable by the director except by will or the laws of descent and distribution or pursuant to a qualified domestic relations order. The option is exercisable during the director's lifetime solely by the director. Each option is immediately exercisable as to any or all shares and may be exercised at any time or from time to time. Options that are outstanding and unexercised at the time the holder ceases to be a director of the Company for any reason terminate on the first to occur of the expiration date of the option or the expiration of 24 months after the date the holder ceases to be a director. Unless exercised or terminated sooner, each option expires on the tenth anniversary of the date of grant.


                  SECURITY OWNERSHIP BY MANAGEMENT

        The following table indicates, as of December 30, 1999, the beneficial ownership of the Company's Common Stock by each director of the Company, each nominee for election as a director of the Company, the executive officers named in the Summary Compensation Table and all directors and executive officers of the Company as a group:

                                                       Number of Shares
Name of Beneficial Owner                              Beneficially Owned   Percent of Class<F1>
------------------------                              ------------------   --------------------
Zsolt Rumy<F2>                                            5,500,000               29.40%
Paul James Rudling                                          876,363                4.68%
Linn Bealke                                                  45,000<F3>                <F*>
James W. Betts                                               64,500<F4>                <F*>
Charles A. Dill                                              58,500<F4>                <F*>
John F. McDonnell                                           159,500<F5>                <F*>
John L. Kardos                                               37,500<F6>                <F*>
Daniel D. Greenwell                                           1,842<F7>                <F*>
All directors and executive officers as a group
 (7 persons)                                              6,743,205<F8>           35.74%

_____________________

<F*> Less than one percent

<F1> Based upon 18,701,331 shares of the Company's Common Stock issued and outstanding as of December 30, 1999 and, for each director or executive officer or the group, the number of shares subject to options that may be acquired upon exercise thereof by such director or executive officer or the group within 60 days of December 30, 1999.

                                - 5 -




<F2> Pursuant to the Company's supply agreement with BF Goodrich
     Aerospace, Mr. Rumy has agreed, subject to certain exceptions, to negotiate exclusively with BF Goodrich Aerospace for a specified period if he determines to sell a significant amount of his shares of the Company's Common Stock.

<F3> Includes 30,000 shares subject to presently exercisable stock options.

<F4> Includes 43,500 shares subject to presently exercisable stock options.

<F5> Includes 7,500 shares subject to presently exercisable stock options.

<F6> Includes 37,500 shares subject to presently exercisable stock options.

<F7> Includes 342 shares held jointly with spouse.

<F8> Includes 162,000 shares subject to presently exercisable stock options.


                 COMPENSATION OF EXECUTIVE OFFICERS

        For the years ended September 30, 1999, 1998 and 1997, the following table sets forth summary information concerning compensation awarded or paid to, or earned by, the Chief Executive Officer and each other executive officer of the Company whose salary and bonus exceeded $100,000 for the fiscal year ended September 30, 1999.

                                       SUMMARY COMPENSATION TABLE
                                                                 Annual           Long Term
                                                              Compensation       Compensation
                                                              ------------      ---------------
                                                                                  Securities
                                                                                  Underlying          All Other
Name and Principal Position            Year     Salary($)        Bonus          Options/SARs(#)    Compensation<F1>
---------------------------            ----     ---------        -----          ---------------    ----------------
Zsolt Rumy                             1999      $200,000             --               --/--           $19,551
Chairman of the Board, President       1998      $150,000             --               --/--           $19,551
and Chief Executive Officer            1997      $150,000       $200,000               --/--           $16,152

Daniel D. Greenwell                    1999      $120,000             --           15,000/--           $ 5,100
Chief Financial Officer and            1998      $120,000             --               --/--           $ 5,100
Secretary                              1997      $100,000             --               --/--                --

_____________________

<F1> Total includes amounts allocated to the named executive officer's account pursuant to the Company's defined contribution profit sharing plan.

OPTION GRANTS IN LAST YEAR

        The following table sets forth information concerning stock option grants made in the year ended September 30, 1999 to the executive officers named in the Summary Compensation Table. No SARs were granted to the named executive officers in 1999.

                                                 Individual Grant                                  Potential Realizable Value
                      --------------------------------------------------------------------           At Assumed Annual Rates
                      Number of      Percent of                                                          of Stock Price
                      Securities   Total Options                     Market                             Appreciation for
                      Underlying     Granted to      Exercise       Price on                             Option Term<F2>
                       Options      Employees in     or Base        Date of     Expiration         --------------------------
Name                  Granted (#)   Fiscal Year    Price ($/Sh)     Grant ($)      Date            5% ($)             10% ($)
----                  -----------   -----------    ------------     ---------   ----------         ------             -------
Zsolt Rumy                  --            --             --             --             --              --                  --

Daniel D. Greenwell    15,000<F1>       7.38           7.69           7.69      9/13/2009          72,543             183,838

_____________________

<F1> The option set forth above will become exercisable with respect to the total number of shares subject to the option on September 13, 2002, provided optionee continues to be employed by the Company. Options terminate on the earlier of (i) September 13, 2009,
     (ii) twelve months after termination of employment as a result of death, retirement or disability, or (iii) three months after any other termination of the optionee's employment.

<F2> The indicated 5% and 10% rates of appreciation are provided to comply with Securities and Exchange Commission regulations and do not necessarily reflect the views of the Company as to the likely trend in the Common Stock price. Actual gains, if any, on stock option exercises and Common Stock holdings will be dependent on, among other things, the future performance of the Common Stock and overall market conditions. There can be no assurance that the amounts reflected above will be achieved.

AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION/SAR VALUES

        The following table sets forth information concerning the number of exercisable and unexercisable stock options at September 30, 1999, as well as the value of such stock options having an exercise price lower than the last reported trading price on September 30, 1999 ("in-the-money" options) held by the executive officers named in the Summary Compensation Table. No stock options were exercised by such individuals during the 1999 fiscal year.

                                   Number of Securities              Value of Unexercised In-
                                  Underlying Unexercised               The-Money Options at
                              Options at Fiscal Year-End(#)          Fiscal Year-End ($)<F1>
Name                            Exercisable/Unexercisable           Exercisable/Unexercisable
----                            -------------------------           -------------------------
Zsolt Rumy                              0/150,000                          $0/$393,750
Daniel D. Greenwell                      0/60,000                             $0/$0
                                         0/15,000                           $0/$4,650

_____________________

<F1> Based on a price per share of $8.00, being the last reported trading price before the fiscal year end.

               REPORT OF THE COMPENSATION COMMITTEE
                 REGARDING EXECUTIVE COMPENSATION

        The Company's executive compensation program is administered under the direction of the Compensation Committee of the Board of Directors. The Committee's compensation policies are based upon the principle that the financial rewards of the Company's executives should be aligned with the financial interests of its shareholders. In this manner, the Company seeks to meet its ultimate responsibility to its shareholders by striving to create superior long-term return on their investment through earnings growth and prudent management of the Company's business.

        In determining the appropriate level of executive compensation in fiscal 1999, the Committee considered the Company's financial results during the period and management's continuing success over the past several years in achieving the Company's goal of building long-term shareholder value through the commercialization of carbon fibers. The Committee did not assign specific weights to individual factors, but rather considered all such factors as a whole.

        The Company's executive compensation policy in fiscal 1999 consisted of base salary, non-cash benefits and long- and short-term compensation. In determining its policy, the Committee also considered the strategic accomplishments of management in fiscal 1999 toward the Company's strategic plan to become the world's leading carbon fiber producer by the year 2000. During fiscal 1999, management continued to implement and enhance three elements of the Company's business strategy relating to achieving reductions of production costs, maintaining the Company's position as the lowest-cost producer of carbon fibers and completing the Company's capacity expansion program. In addition, management made significant progress toward the fourth element of the Company's strategy - to accelerate the commercialization of carbon fibers across a broad range of mass market applications. During fiscal 1999, management pursued various initiatives for the Company to act as a catalyst in the development of new applications, including the completion in October and November 1999 of four downstream acquisitions. Notwithstanding these developments, compared to fiscal 1998, net sales for fiscal 1999 decreased 17.8% to $68.5 million, and the Company reported a net loss of $2.6 million, compared to net income of $9.6 million for fiscal 1998.

        The Company's incentive compensation program consists of long-term and short-term components. The long-term component is in the form of stock option grants to the Company's executives, which grants have been linked to the Company's ZOLTEK 2000 five-year strategic plan to become the world's leading carbon fiber producer. Each of such grants include provisions pursuant to which such options vest and become exercisable in October 2000 upon the scheduled completion of the ZOLTEK 2000 plan.

        The Company's short-term incentive compensation program consists of cash bonuses paid based upon the Company's actual results and progress toward its strategic plans, and an evaluation of each individual's contributions thereto. In considering the advisability of short-term compensation for fiscal 1999, the Committee determined that, while significant contributions were made by executive management for fiscal 1999 toward the Company's strategic plans, no cash bonuses should be paid to executive officers for fiscal 1999. The Committee anticipates that cash bonuses will be forgone until future periods in which significant advances in both the Company's strategic plans and in the Company's actual financial performance are achieved.

        Mr. Rumy's base salary was increased in fiscal 1999 to $200,000 from $150,000 in fiscal 1998 in recognition of Mr. Rumy's contributions in establishing and implementing the Company's business strategy. At Mr. Rumy's suggestion, in order to minimize the Company's administrative overhead the amount of Mr. Rumy's base salary remains below the level which the Committee believes the Company could otherwise expect to pay for an executive of Mr. Rumy's background and responsibilities. As set forth above, in light of the Committee's evaluation of the factors deemed relevant Mr. Rumy did not receive a bonus for fiscal 1999. Based upon his ownership of the Company's Common Stock and prior year stock option grants, Mr. Rumy was not granted any stock options in fiscal 1999.

        Although the foregoing describes the Committee's current compensation policies applicable to the Company's executive officers, the Committee reserves the right to amend these policies at such times in the future and in such manner as the Committee deems necessary or advisable.

        Section 162(m) of the Internal Revenue Code of 1986, as amended, generally limits federal income tax deductions for compensation paid after 1993 to the chief executive officer and the four other most highly compensated officers of the Company to $1 million per year, but contains an exception for performance-based compensation that satisfies certain conditions. In making compensation decisions, the Committee will consider the net cost of compensation to the Company and whether it is practicable and consistent with other compensation objectives to qualify the Company's incentive compensation under the applicable exemption of Section 162(m). The Committee anticipates that deductibility of compensation payments will be one among a number of factors used by the Committee in ascertaining appropriate levels or modes of compensation, and the Committee will make its compensation decisions based upon an overall determination of what it believes to be in the best interests of the Company and its shareholders.

   SUBMITTED BY THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS
             CHARLES A. DILL          JAMES W. BETTS


  ITEM 2. ADOPTION OF THE AMENDED AND RESTATED ZOLTEK COMPANIES, INC.
                   1992 LONG TERM INCENTIVE PLAN

        The Zoltek Companies, Inc. 1992 Long Term Incentive Plan
(the "Plan") provides for the granting of stock options and other stock-based awards to officers and key employees of the Company and its subsidiaries. In November 1999, the Board of Directors of the Company adopted the Amended and Restated Zoltek Companies, Inc. 1992 Long Term Incentive Plan (the "Amended Plan") and directed the Amended Plan be submitted to the shareholders for approval at the Annual Meeting. The Amended Plan increases the total number of shares authorized for issuance under the Plan from 1,500,000 to 2,500,000.

        A maximum of 1,500,000 shares of Common Stock are presently authorized for issuance (from treasury stock or authorized but unissued shares) under the Plan. As of December 31, 1999, 1,461,000 shares were subject to outstanding grants under the Plan and 39,000 shares were available for future grants. The Amended Plan would increase the total number of shares of Common Stock authorized for issuance from 1,500,000 to 2,500,000 shares. The Board of Directors believes that the increase in the number of shares authorized for issuance under the Amended Plan is appropriate and will enhance the ability of the Company to continue to provide incentives to its key employees and to induce qualified individuals to serve as, or to remain, employees of the Company.

        The affirmative vote of the holders of a majority of the shares of Common Stock represented in person or by proxy at the Annual Meeting is required for approval of the Amended Plan. If the Amended Plan is not approved, the Amended Plan not be implemented and the existing Plan will continue in effect. A copy of the Amended Plan as proposed is attached as Appendix A to this Proxy

Statement and the following description of the Amended Plan is qualified by reference to Appendix A. Capitalized terms used in this discussion and not otherwise defined herein shall have the meanings ascribed to them in the Amended Plan.

DESCRIPTION OF THE PLAN

        The Plan is administered by the Compensation Committee of the Board of Directors (the "Committee"), consisting of two or more directors of the Company. The Committee, by majority action thereof, is authorized to determine the individuals to whom the benefits will be granted, the type and amount of such benefits and the terms of the benefit grants, as well as to interpret the Plan and to make all other determinations necessary or advisable for the administration of the Plan to the extent not contrary to the express provisions of the Plan. The determinations and interpretations made by the Committee under the Plan are made based upon the recommendations of the Chief Executive Officer and management of the Company, information made available to the Committee and the Committee's judgment as to the best interests of the Company and its shareholders.

        Under the terms of the Plan, key employees of the Company and its subsidiaries as determined in the sole discretion of the Committee are eligible to receive (a) stock options ("Stock Options") exercisable into shares of the Company's Common Stock which may or may not qualify as incentive stock options within the meaning of Section 422 of the Internal Revenue Code, as amended, (b) stock appreciation rights,
(c) restricted shares of the Company's Common Stock ("Restricted Stock"), and (d) performance awards ("Performance Awards"). As provided in the Plan, the Committee has complete discretion to determine the type and number of benefits granted to any participating officer or employee and the terms and conditions which attach to each grant, which terms and conditions need not be uniform as between different participants. The receipt by a participant of one type of grant under the Plan does not entitle the participant to receipt of any other type of grant.

        Stock Options. Stock Options granted under the Plan entitle the holder thereof to purchase the Company's Common Stock at a purchase price established therefor by the Committee, which price shall not be less than the Fair Market Value (as defined in the Plan) of the Company's Common Stock on the date of grant for incentive stock options and not less than 85% of Fair Market Value on the date of grant for options which are not incentive stock options ("non-qualified stock options"). The Committee shall determine the term of such Stock Options and the times at, and conditions under which, such Stock Options will become exercisable. Stock Options are not exercisable earlier than six months from the date of grant (except in the case of death or disability of the employee holding the same), nor later than ten years from the date of the grant. For any employee, the aggregate fair market value of the Company's Common Stock subject to qualifying incentive stock options that are exercisable for the first time in any calendar year may not exceed $100,000.

        Stock Appreciation Rights. The Committee may grant stock appreciation rights (a "SAR") giving the holder thereof a right to receive, at the time of surrender, Common Stock of the Company equal in value to the difference between the Fair Market Value of such stock at the date of surrender of the SAR and the "Base Price" established by the Committee therefor at the time of grant, subject to any limitation imposed by the Committee on appreciation. The "Base Price" shall not be less than the Fair Market Value of the Company's Common Stock on the date of the grant of the SAR. In the Committee's discretion, the value of a SAR may be paid in cash or Common Stock, or a combination thereof. A SAR may be granted either independent of, or in conjunction with, any Stock Option. If granted in conjunction with a Stock Option, at the discretion of the Committee a SAR may either be surrendered (a) in lieu of the exercise of such Stock Option, (b) in conjunction with the exercise of such Stock Option, or (c) upon expiration of such Stock Option. The term of any SAR shall be established by the Committee, but in no event shall such term exceed ten years from the date of grant.

        Restricted Stock. The Committee may issue shares of the Company's Common Stock either as a stock bonus or at a purchase price of less than fair market value, subject to the restrictions or conditions specified by the Committee at the time of grant. In addition to any other restrictions or conditions that may be imposed on the Restricted Stock, shares of Restricted Stock may not be sold or disposed of for a period of six months after the date of grant. During the period of restriction, holders of Restricted Stock shall be entitled to receive all dividends and other distributions made in respect of such stock and to vote such stock without limitation.

        Performance Awards.  The Committee may grant Performance
Awards consisting of shares of the Company's Common Stock, monetary units payable in cash or a combination thereof. These grants would result in the issuance, without payment therefor, of Common Stock or the payment of cash upon the achievement of certain pre-established performance criteria (such as return on average total capital employed, earnings per share or return on shareholders' equity) during a specified performance period not to exceed five years. The participating employee would have no right to receive dividends on or to vote any shares subject to Performance Awards until the award is actually earned and the shares are issued.

        The Plan is to remain in effect until the Board terminates the Plan or September 1, 2002, whichever shall first occur. The Board, in its sole discretion may terminate the Plan at any time and from time to time may amend or modify the Plan; provided, however, that no such action of the Board may, without the approval of the shareholders of the Company, change the total number of shares which may be issued under the Plan and no amendments requiring shareholder approval in order to meet the requirements of Rule 16b-3 shall be effective unless such shareholder approval is obtained. No amendment, modification or termination of the Plan shall in any manner adversely affect any award theretofore granted under the Plan, without the consent of the participant affected thereby.

FEDERAL INCOME TAX CONSEQUENCES

        No income will be realized by a participating officer or employee on the grant of an incentive stock option or a non-qualified stock option or upon the award of Restricted Stock, and the Company will not be entitled to a deduction at such time. If a holder exercises an incentive stock option and does not dispose of the shares acquired within two years from the date of the grant, or within one year from the date of exercise of the option, no income will be realized by the holder at the time of exercise. The Company will not be entitled to a deduction by reason of the exercise.

        If a holder disposes of the shares acquired pursuant to an incentive stock option within two years from the date of grant of the option or within one year from the date of exercise of the option, the holder will realize ordinary income at the time of disposition which will equal the excess, if any, of the lesser of (a) the amount realized on the disposition, or (b) the fair market value of the shares on the date of exercise, over the holder's basis in the shares. The Company generally will be entitled to a deduction in an amount equal to such income in the year of the disqualifying disposition.

        Upon the exercise of a non-qualified option, the excess, if any, of the fair market value of the stock on the date of exercise over the purchase price is ordinary income to the holder as of the date of exercise. The Company generally will be entitled to a deduction equal to such excess amount in the year of exercise.

        Subject to a voluntary election by the holder under Section
83(b) of the Internal Revenue Code of 1986, as amended (the "Code"), a holder will realize income as a result of the award of Restricted Stock at the time the restrictions expire on such shares. An election pursuant to Section 83(b) of the Code would have the effect of causing the holder to realize income in the year in which such award was granted. The amount of income realized will be the difference between the fair market value of the shares on the date such restrictions expire (or on the date of issuance of the shares, in the event of a Section
83(b) election) over the purchase price, if any, of such shares. The Company generally will be entitled to a deduction equal to the income realized in the year in which the holder is required to report such income.

        An employee will realize income as a result of a Performance Award at the time the award is issued or paid. The amount of income realized by the participant will be equal to the fair market value of the shares on the date of issuance, in the case of a stock award, and to the amount of the cash paid, in the event of a cash award. The Company will be entitled to a corresponding deduction equal to the income realized in the year of such issuance or payment.

        The Board of Directors recommends a vote "FOR" the adoption of the Amended and Restated Zoltek Companies, Inc. 1992 Long Term
Incentive Plan, which is Item 2 on the Proxy Card.

                         PERFORMANCE GRAPH

        The following Performance Graph compares the cumulative total shareholder return, including the reinvestment of dividends, on the Company's Common Stock with the cumulative return of the NASDAQ Industrial Index and the Russell 2000 Index for the period from November 6, 1992 to September 30, 1999.

                              [GRAPH]

                                     ASSUMES $100 INVESTED ON NOVEMBER 6, 1992 IN
                                         ZOLTEK COMPANIES, INC. COMMON STOCK,
                                            THE NASDAQ INDUSTRIAL INDEX AND
                                                 THE RUSSELL 2000 INDEX
-------------------------------------------------------------------------------------------------------------------------------
                            Nov. 6,    Sep. 30,      Sep. 30,       Sep. 30,     Sep. 30,     Sep. 30,     Sep. 30,    Sep. 30,
                             1992        1993          1994           1995         1996         1997         1998        1999
-------------------------------------------------------------------------------------------------------------------------------
Zoltek Companies, Inc.        100       168.75        281.26         618.77       2850.07      4668.87      871.90      600.02
-------------------------------------------------------------------------------------------------------------------------------


                                - 12 -




-------------------------------------------------------------------------------------------------------------------------------
NASDAQ Industrial Index       100       122.37        121.69         169.61        198.03       265.90      269.12      453.16
-------------------------------------------------------------------------------------------------------------------------------
The Russell 2000 Index        100       127.31        130.64         161.21        182.39       242.92      196.73      234.24
-------------------------------------------------------------------------------------------------------------------------------

                        CERTAIN TRANSACTIONS

        Mr. Bealke, who is a director of the Company, also is Vice Chairman of Southwest Bank of St. Louis ("Southwest Bank"), which is a bank lender to the Company. Mr. Rumy, the Chairman, President and Chief Executive Officer of the Company, has served as a director of Southwest Bank since May 1996. As of September 30, 1999, the Company's borrowings from Southwest Bank aggregated $2,158,511. During the fiscal year ended September 30, 1999, the Company's aggregate interest payments to Southwest Bank aggregated $234,214. On January 1, 1999, the Company entered into a sale and leaseback transaction with Southwest Bank pursuant to which the Company sold its nitrogen generation plant at its Abilene, Texas facility for $5,000,000 (the book value of the facility), and leased the facility back under a seven-year operating lease. During the fiscal year ended September 30, 1999, the Company's aggregate payments under such operating lease was $187,500.

        During fiscal 1999, in connection with the Company's operations, the Company from time to time chartered an airplane from Twin Springs Aviation, Inc., a corporation wholly owned by Mr. Rumy, the Chairman, President and Chief Executive Officer of the Company. The total of all such charter payments made by the Company during fiscal 1999 was $345,206.

        The Company believes that all of the transactions set forth above were made on terms not less favorable to the Company than would have been obtained from unaffiliated third parties. All future transactions (including loans) between the Company and its officers, directors, principal shareholders and affiliates are required to be approved by a majority of the Board of Directors, including a majority of the independent and disinterested outside directors, and must be on terms no less favorable to the Company than could be obtained from unaffiliated third parties.

                      APPOINTMENT OF AUDITORS

        PricewaterhouseCoopers LLP served as the Company's independent accountants for fiscal 1999. The Board of Directors anticipates that representatives of PricewaterhouseCoopers LLP will be present at the Annual Meeting of Shareholders to respond to appropriate questions and to make a statement if they desire. The Board of Directors has not yet appointed independent accountants to be the Company's auditors for fiscal 2000. The Company expects that the Company's auditors for fiscal 2000 will be appointed by the end of the second quarter of fiscal 2000.

                     PROPOSALS OF SHAREHOLDERS

        Under applicable regulations of the Securities and Exchange Commission, all proposals of shareholders to be considered for inclusion in the proxy statement for the 2000 Annual Meeting of Shareholders must be received at the offices of the Company, c/o Daniel D. Greenwell, Chief Financial Officer and Corporate Secretary, 3101 McKelvey Road,
St. Louis, Missouri 63044 by not later than September 16, 2000. The Company's By-Laws also prescribe certain time limitations and procedures which must be complied with for proposals of shareholders, including nominations of directors, to be considered at, such annual meeting. The By-Laws of the Company provide that shareholder proposals which do not appear in the proxy statement may be considered at a meeting of shareholders only if written notice of the proposal is received by the Secretary of the Company not less than 30 and not more than 60 days before the annual meeting; provided, however, that, in the event that less than 40 days' notice or prior public disclosure of the date of the meeting is given or made to shareholders, notice by the shareholder to be timely must be received not later than the close of business on the tenth day following the day on which such notice of the date of the annual meeting was mailed or such public disclosure was made.

        Any written notice of a shareholder proposal must include the following information: (a) as to each person whom the shareholder proposes to nominate for election or re-election as a director, all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (including such person's written consent to being named in the proxy statement as a nominee and to serving as a director if elected); (b) as to any other business that the shareholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any material interest in such business of such shareholder; and (c) as to the shareholder giving the notice, (i) the name and address of such shareholder, as it appears ion the Company's books, and (ii) the class and number of shares of the Company which are owned beneficially by such shareholder.

                            ANNUAL REPORT

        The annual report of the Company for the year ended
September 30, 1999 has simultaneously been mailed to the shareholders of the Company.

        A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE
YEAR ENDED SEPTEMBER 30, 1999, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (EXCLUDING EXHIBITS), MAY BE OBTAINED BY ANY STOCKHOLDER, WITHOUT CHARGE, UPON WRITTEN REQUEST TO DANIEL D. GREENWELL, CHIEF FINANCIAL OFFICER, ZOLTEK COMPANIES, INC., 3101 MCKELVEY ROAD, ST. LOUIS, MISSOURI 63044, TELEPHONE NUMBER: (314)291-5110.

                            OTHER MATTERS

        The Board of Directors of the Company does not intend to present at the Annual Meeting any business other than that referred to in the accompanying Notice of Annual Meeting. As of the date hereof, the Board of Directors was not aware of any other matters which may properly be presented for action at the Annual Meeting. If, however, any other matters should properly come before the Annual Meeting, it is the intention of the persons named on the Proxy Card to vote the shares represented thereby in accordance with their judgment as to the best interest of the Company on such matters.

                                          ZSOLT RUMY
                                          Chairman of the Board, President
                                            and Chief Executive Officer

January 14, 2000

                                                            APPENDIX A
                                                            ----------

                        AMENDED AND RESTATED
                       ZOLTEK COMPANIES, INC.
                   1992 LONG TERM INCENTIVE PLAN

     Zoltek Companies, Inc. (the "Company") adopted the Zoltek Companies, Inc. 1992 Long Term Incentive Plan (the "Plan") effective July 31, 1992. The Company amended the Plan in 1996 to, among other things, increase the number of shares reserved for issuance under the Plan from 900,000 to 1,500,000. On November 20, 1999, the Board of Directors approved an amendment to further increase the number of shares reserved for issuance under the Plan to 2,500,000. The amendments to the Plan became effective immediately upon approval by the Board of Directors and were submitted for approval of the shareholders of the Company at the 2000 Annual Meeting of Shareholders held February 15, 2000.

     Pursuant to the authority reserved in Section 17 of the Plan, the Board of Directors of the Company hereby amends and completely restates the Plan to read in its entirety as follows:

                        SECTION 1.  PURPOSE.

     The purpose of this Plan is to encourage certain employees of the Company, and of such subsidiaries of the Company as the Committee administering the Plan designates, to acquire Common Stock of the Company or to receive monetary payments based on the value of such stock or based upon achieving certain goals on a basis mutually advantageous to such employees and the Company and thus provide an incentive for continuation of the efforts of employees for the success of the Company and for continuity of employment.

                      SECTION 2.  DEFINITIONS.

     Whenever used herein, the following terms shall have the respective meanings set forth below:

     (a)  AWARD means any Stock Option, Stock Appreciation Right,
          Restricted Stock, or Performance Award granted under the Plan.

     (b) AWARD AGREEMENT means the written agreement evidencing an award under the Plan, which shall be executed by the Company and the Participant.

     (c)  BASE PRICE means, in the case of an Option or a Stock
          Appreciation Right, a price fixed by the Committee, which shall not be less than 100% of the par value of a share of Stock on the date of grant of such Option or SAR.

     (d)  BOARD means the Board of Directors of the Company.

     (e)  CHANGE OF CONTROL is as defined in Section 18.

     (f) CODE means the Internal Revenue Code of 1986, as amended and in effect from time to time.

     (g) COMMITTEE means those members of the Compensation Committee of the Board, each of whom is both (i) qualified to administer the Plan as contemplated by Rule 16b-3 and
          (ii) an "outside director" as contemplated by Section 162(m) of the Code.

     (h) COMPANY means Zoltek Companies, Inc., a Missouri corporation.

     (i) DISABILITY means permanent and total disability as defined in Section 22(e)(3) of the Code, as determined by the Committee in good faith, upon receipt of and in reliance on sufficient competent medical advice.

     (j) EMPLOYEE means a salaried employee (including officers and directors who are also employees) of any member of the Group.

     (k) EXCHANGE ACT means the Securities Exchange Act of 1934, as amended.

     (l) FAIR MARKET VALUE means, for any particular date, (i) for any period during which the Stock shall not be listed for trading on a national securities exchange, but when prices for the Stock shall be reported by the National Market System of the National Association of Securities Dealers Automated Quotation System ("NASDAQ"), the last transaction price per share as quoted by National Market System of NASDAQ, (ii) for any period during which the Stock shall not be listed for trading or a national securities exchange or its price reported by the National Market System of NASDAQ, but when prices for the Stock shall be reported by NASDAQ, the closing bid price as reported by the NASDAQ, (iii) for any period during which the Stock shall be listed for trading on a national securities exchange, the closing price per share of Stock on such exchange as of the close of such trading day or (iv) the market price per share of Stock as determined by a nationally recognized investment banking firm selected by the Board of Directors in the event neither
          (i), (ii) or (iii) above shall be applicable. If Fair Market Value is to be determined as of a day when the securities markets are not open, the Fair Market Value on that day shall be the Market Price on the preceding day when the markets were open.

     (m)  GROUP means the Company and every Subsidiary of the Company.

     (n) OPTION means the right to purchase Stock at the Base Price for a specified period of time. For purposes of the Plan, an Option may be an INCENTIVE STOCK OPTION within the meaning of Section 422 of the Code, a NONSTATUTORY STOCK OPTION, or any other type of option encompassed by the Code.

     (o) PARTICIPANT means any Employee designated by the Committee to participate in the Plan.

     (p) PERFORMANCE AWARD means a right to receive a payment equal to the value of a unit or other measure as determined by the Committee based on performance during a Performance Period.

     (q) PERFORMANCE PERIOD means a period of not more than ten years established by the Committee during which certain performance goals set by the Committee are to be met.

     (r) PERIOD OF RESTRICTION means the period during which a grant of shares of Restricted Stock is restricted pursuant to
          Section 11 of the Plan.

     (s) PERMITTED TRANSFEREE means either (i) the spouse, children or grandchildren of a Participant ("Immediate Family Members"), (ii) a trust or trusts for the exclusive benefit of such Immediate Family Members, or (iii) a partnership in which such Immediate Family Members are the only partners.

     (t) REPORTING PERSON means a person subject to Section 16 of the Securities Exchange Act of 1934, as amended.

     (u) RESTRICTED STOCK means Stock granted pursuant to Section 11 of the Plan, but a share of such Stock shall cease to be Restricted Stock when the conditions to and limitations on transferability under Section 11 have been satisfied or have expired, respectively.

     (v) RETIREMENT (including NORMAL, EARLY, and DISABILITY Retirement) means termination of employment with eligibility for normal, early or disability retirement benefits under the terms of the Zoltek Companies, Inc. Profit Sharing Plan, as amended and in effect at the time of such termination of employment.

     (w) RULE 16B-3 means Rule 16b-3 promulgated by the Securities and Exchange Commission pursuant to the Exchange Act, or any successor regulation.

     (x) STOCK means the Common Stock of the Company, $.01 par value per share.

     (y) STOCK APPRECIATION RIGHT or SAR means the right to receive a payment from the Company equal to the excess of the Fair Market Value of a share of Stock at the date of exercise over the Base Price. In the case of a Stock Appreciation Right which is granted in conjunction with an Option, the Base Price shall be the Option exercise price.

     (z)  SUBSIDIARY means a subsidiary corporation as defined in
          Section 425 of the Code.

     (aa) TAXABLE EVENT means an event requiring Federal, state or local tax to be withheld with respect to an Award hereunder, including but not limited to the exercise of Nonqualified Stock Options or SARs, the ending of a Period of Restriction with respect to Restricted Stock, the making by a Participant of an election under Section 83(b) of the Code, or any of the foregoing with respect to a Performance Award.

                    SECTION 3.  ADMINISTRATION.

     The Plan will be administered by the Committee. The determinations of the Committee shall be made in accordance with their judgment as to the best interests of the Company and its stockholders and in accordance with the purpose of the Plan. Notwithstanding the foregoing, the Committee may delegate to executive officers, administration of the Plan solely as it relates to Participants who are not Reporting Persons. A majority of members of the Committee shall constitute a quorum, and all determinations of the Committee shall be made by a majority of its members. Any determination of the Committee under the Plan may be made without notice or meeting of the Committee, by a writing signed by a majority of the

Committee members. Determinations, interpretations, or other actions made or taken by the Committee pursuant to the provisions of the Plan shall be final and binding and conclusive for all purposes and upon all persons whomsoever.

            SECTION 4.  SHARES RESERVED UNDER THE PLAN;
                 LIMITS ON AWARDS TO PARTICIPANTS.

     There is hereby reserved for issuance under the Plan an aggregate of 2,500,000 shares of Stock, which may be authorized but unissued or treasury shares. Stock underlying outstanding options or Performance Awards will be counted against the Plan maximum while such options or awards are outstanding. Calculations of the number of shares remaining available for issuance under the Plan shall be by those methods permissible under Rule 16b-3 which result in the greatest number of shares remaining available for issuance. In accordance with the requirements under Section 162(m) of the Code, no Participant shall receive a grant of Awards with respect to more than 300,000 shares of Stock in any year.

                     SECTION 5.  PARTICIPANTS.

     Participants will consist of such officers and key employees of the Company or any designated subsidiary as the Committee in its sole discretion determines have a major impact on the success and future growth and profitability of the Company. Designation of a Participant in any year shall not require the Committee to designate such person to receive an Award in any other year or to receive the same type or amount of Award as granted to the Participant in any other year or as granted to any other Participant in any year. The Committee shall consider such factors as it deems pertinent in selecting Participants and in determining the type and amount of their respective Awards.

                    SECTION 6.  TYPES OF AWARDS.

     The following Awards may be granted under the Plan: (a) Incentive Stock Options; (b) Nonqualified Stock Options; (c) Stock Appreciation Rights; (d) Restricted Stock; and (e) Performance Awards; all as described below. Except as specifically limited herein, the Committee shall have complete discretion in determining the type and number of Awards to be granted to any Participant, and the terms and conditions which attach to each Award, which terms and conditions need not be uniform as between different Participants. All Awards shall be in writing.

                  SECTION 7.  GRANTING OF AWARDS.

     All Awards granted under the Plan shall be granted as of an Award Date. Within ten business days after each Award Date, the Company shall notify the Participant of the grant of the Award, and shall hand deliver or mail to the Participant an Award Agreement and a Confidentiality Agreement, duly executed by and on behalf of the Company, with the request that the Participant execute the Agreements within 30 days after the date of mailing or delivery by the Company of the Agreements to the Participant. If the Participant shall fail to execute and deliver to the Company the written Award Agreement and Confidentiality Agreement within said 30-day period, his or her Award shall be automatically terminated.

                SECTION 8.  INCENTIVE STOCK OPTIONS.

     Incentive Stock Options shall consist of options to purchase shares of Stock at purchase prices not less than 100% of the fair market value of the shares on the date the option is granted. Said purchase price may be paid by check or, in the discretion of the Committee, by the delivery of shares of Stock then owned

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

by the Participant, provided such shares have been held by such Participant or Permitted Transferee, as the case may be, for longer than six months. Incentive Stock Options will be exercisable not later than ten years after the date they are granted and will terminate not later than three months after termination of employment for any reason other than death or Disability. In the event termination of employment occurs as a result of death or Disability, such an option will be exercisable for 12 months after such termination. If the optionee dies within 12 months after termination of employment by reason of Disability, then the period of exercise following death shall be the remainder of the 12-month period, or three months, whichever is longer. If the optionee dies within three months after termination of employment for any other reason, then the period of exercise following death shall be three months. However, in no event shall any Incentive Stock Option be exercised more than ten years after its grant. Leaves of absence granted by the Company for military service, illness, and transfers of employment between the Company and any subsidiary thereof shall not constitute termination of employment. The aggregate Fair Market Value (determined as of the time an option is granted) of the stock with respect to which an Incentive Stock Option is exercisable for the first time during any calendar year (under all option plans of the Company and its subsidiary corporations) shall not exceed $100,000.

              SECTION 9.  NONQUALIFIED STOCK OPTIONS.

     Nonqualified Stock Options shall consist of nonqualified stock options to purchase shares of Stock at purchase prices not less than 85% of the fair market value of the shares on the date the option is granted. Said purchase price may be paid by check or, in the discretion of the Committee, by the delivery of shares of Stock then owned by the Participant, provided such shares have been held by such Participant for longer than six months. Nonqualified Stock Options will be exercisable not earlier than six months and not later than ten years after the date they are granted and will terminate not later than three months after termination of employment for any reason other than death, Retirement or Disability. In the event termination of employment occurs as a result of death, Retirement or Disability, such an option will be exercisable for 12 months after such termination. If the optionee dies within 12 months after termination of employment by Retirement or Disability, then the period of exercise following death shall be three months. However, in no event shall any option be exercised more than ten years after its grant. Leaves of absence granted by the Company for military service, illness, and transfers of employment between the Company and any subsidiary thereof shall not constitute termination of employment. The Committee shall have the right to determine at the time the option is granted whether shares issued upon exercise of a Nonqualified Stock Option shall be subject to restrictions, and if so, the nature of the restrictions.

          SECTION 10.  STOCK APPRECIATION RIGHTS.

     Stock Appreciation Rights may be granted which, at the discretion of the Committee, may be surrendered (1) in lieu of exercise of an Option, (2) in conjunction with the exercise of an Option, (3) upon lapse of an Option, (4) independent of an Option, or (5) each of the above in connection with a previously awarded Option under the Plan. If the Option referred to in (1), (2), or (3) above qualified as an Incentive Stock Option pursuant to Section 422 of the Code, the related SAR shall comply with the applicable provisions of the Code and the regulations issued thereunder. At the time of grant, the Committee may establish, in its sole discretion, a maximum amount per share which will be payable upon surrender of a SAR, and may impose such conditions on surrender of a SAR (including, without limitation, the right of the Committee to limit the time of surrender to specified periods) as may be required to satisfy the requirements of Rule 16b-3 (or any successor rule), under the Exchange Act. At the discretion of the Committee, payment for SARs may be made in cash or Stock, or in a combination thereof. If SARs are exercised for cash, shares of Stock equal to the number of SARs exercised shall be restored to the number of shares available for issuance under the Plan. The following will apply upon surrender of a SAR:

     (a)  Surrender of SARs in Lieu of Exercise of Options.  SARs
          ------------------------------------------------
          surrenderable in lieu of Options may be surrendered for all or part of the shares of Stock subject to the related Option upon the surrender of the right to exercise an equivalent number of Options. A SAR may be surrendered only with respect to the shares of Stock for which its related Option is then exercisable.

     (b)  Surrender of SARs in Conjunction with Exercise of Options.
          ---------------------------------------------------------
          SARs surrenderable in conjunction with the exercise of Options shall be deemed to be surrendered upon the exercise of the related Options.

     (c)  Surrender of SARs Upon Lapse of Options.  SARs surrenderable
          ---------------------------------------
          upon lapse of Options shall be deemed to have been surrendered upon the lapse of the related Options as to the number of shares of Stock subject to the Options.

     (d)  Surrender of SARs Independent of Options.  SARs
          ----------------------------------------
          surrenderable independent of Options may be surrendered upon whatever terms and conditions the Committee, in its sole discretion, imposes upon the SARs.

                   SECTION 11.  RESTRICTED STOCK.

     Restricted Stock shall consist of Stock issued or transferred under the Plan (other than upon exercise of Stock Options or as Performance Awards) at any purchase price less than the Fair Market Value thereof on the date of issuance or transfer, or as a bonus. In the case of any Restricted Stock:

     (a) The purchase price, if any, will be determined by the Committee.

     (b) Restricted Stock may be subject to (i) restrictions on the sale or other disposition thereof; (ii) rights of the Company to reacquire such Restricted Stock at the purchase price, if any, originally paid therefor upon termination of the employee's employment within specified periods, (iii) representation by the employee that he or she intends to acquire Restricted Stock for investment and not for resale, and (iv) such other restrictions, conditions and terms as the Committee deems appropriate.

     (c) The Participant shall be entitled to all dividends paid with respect to Restricted Stock during the Period of Restriction and shall not be required to return any such dividends to the Company in the event of the forfeiture of the Restricted Stock.

     (d) The Participant shall be entitled to vote the Restricted Stock during the Period of Restriction.

     (e) The Committee shall determine whether Restricted Stock is to be delivered to the Participant with an appropriate legend imprinted on the certificate or if the shares are to be deposited in escrow pending removal of the restrictions.

                  SECTION 12.  PERFORMANCE AWARDS.

     Performance Awards shall consist of Stock, monetary units or some combination thereof, to be issued without any payment therefor, in the event that certain performance goals established by the Committee are achieved during the Performance Period. The goals established by the Committee may include return on average total capital employed, earnings per share, return on stockholders' equity and such other goals as may be established by the Committee. In the event the minimum Corporate goal is not achieved at the conclusion of the Performance Period, no payment shall be made to the Participant. Actual payment of the award earned shall be in cash or in Stock or in a combination of both, in a single sum or in periodic installments, all as the Committee in its sole discretion determines. If Stock is used, the Participant shall not have the right to vote and receive dividends until the goals are achieved and the actual shares are issued. If an Award is paid in cash but the number of shares available for issuance under the Plan had previously been reduced to account for such Award, a number of shares equal to the amount of the reduction shall be restored to the number of shares remaining available for issuance.

                SECTION 13.  ADJUSTMENT PROVISIONS.

     (a) If the Company shall at any time change the number of issued shares of Stock without new consideration to the Company (such as by stock dividends or stock splits), the total number of shares reserved for issuance under this Plan, the number of shares which may be granted in the form of Restricted Stock or Performance Awards, the maximum number of shares available to a particular Participant, and the number of shares covered by each outstanding Award, shall be adjusted so that the aggregate consideration payable to the Company, if any, and the value of each such Award shall not be changed. Awards may also contain provisions for their continuation or for other equitable adjustments after changes in the Stock resulting from reorganization, sale, merger, consolidation, issuance of stock rights or warrants, or similar occurrence.

     (b) Notwithstanding any other provision of this Plan, and without affecting the number of shares reserved or available hereunder, the Board of Directors may authorize the issuance or assumption of benefits in connection with any merger, consolidation, acquisition of property or stock, or reorganization upon such terms and conditions as it may deem appropriate.

                  SECTION 14.  NONTRANSFERABILITY.

     Each Award granted under the Plan to a Participant shall not be transferable otherwise than by will or the laws of descent and distribution; provided, however, a Participant may, in his or her sole discretion, transfer all or a portion of a nonqualified stock option granted to such Participant to a Permitted Transferee, provided that
(i) there may be no consideration paid for any such transfer, (ii) the stock option agreement pursuant to which such options are granted must be approved by the Committee, and must expressly provide for transferability in a manner consistent with this Section 14 or such proposed transfer must be approved by the Committee, (iii) subsequent transfers of transferred nonqualified stock options shall be prohibited except those (x) by will or the laws of descent and distribution or
(y) to any other Permitted Transferee of the Participant, and (iv) the Participant shall remain subject to withholding taxes upon exercise of the nonqualified stock option by a Permitted Transferee. Following transfer, any such nonqualified stock option shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer. The Company shall have no obligation to provide a Permitted Transferee with notice of the early termination of a nonqualified stock option. Awards granted under this Plan to a Participant shall be exercisable, during the Participant's lifetime, only by the Participant or a Permitted

Transferee, as the case may be. In the event of the death of a Participant, exercise or payment shall be made only:

     (a) By or to the Permitted Transferee, the executor or administrator of the estate of the deceased Participant or the person or persons to whom the deceased Participant's rights under the Award shall pass by will or the laws of descent and distribution; and

     (b) To the extent that the deceased Participant or a Permitted Transferee, as the case may be, was entitled thereto at the date of the Participant's death.

                         SECTION 15. TAXES.

     The Company shall be entitled to withhold the amount of any tax attributable to any amounts payable or shares deliverable under the Plan after giving the person entitled to receive such payment or delivery notice as far in advance of the Taxable Event as practicable, and the Company may defer making payment or delivery as to any Award, if any such tax is payable, until indemnified to its satisfaction. The person entitled to any such delivery may, by notice to the Company at the time the requirement for such delivery is first established, elect to have such withholding satisfied by a reduction of the number of shares otherwise so deliverable (a "Stock Withholding Election"), such reduction to be calculated based on a closing market price on the date of such Taxable Event. Reporting Persons may make a Stock Withholding Election only in accordance with the least restrictive methods then permitted under Rule 16b-3.

                SECTION 16.  NO RIGHT TO EMPLOYMENT.

     A Participant's right, if any, to continue to serve the Company and its subsidiaries as an officer, employee, or otherwise, shall not be enlarged or otherwise affected by his or her designation as a Participant under the Plan.

         SECTION 17.  DURATION, AMENDMENT AND TERMINATION.

     No Award shall be granted more than ten years after the date of adoption of this Plan; provided, however, that the terms and conditions applicable to any Award granted within such period may thereafter be amended or modified by mutual agreement between the Company and the Participant or such other person as may then have an interest therein. Also, by mutual agreement between the Company and a Participant hereunder, Stock Options or other Awards may be granted to such Participant in substitution and exchange for, and in cancellation of, any Awards previously granted such Participant under this Plan, provided that any such substitution shall be deemed a new award for purposes of calculating any applicable six-month holding periods. To the extent that any Stock Options or other Awards which may be granted within the terms of the Plan would qualify under present or future laws for tax treatment that is beneficial to a recipient, then any such beneficial treatment shall be considered within the intent, purpose and operational purview of the Plan and the discretion of the Committee, and to the extent that any such Stock Options or other Awards would so qualify within the terms of the Plan, the Committee shall have full and complete authority to grant Stock Options or other Awards that so qualify (including the authority to grant, simultaneously or otherwise, Stock Options or other Awards which do not so qualify) and to prescribe the terms and conditions (which need not be identical as among recipients) in respect to the grant or exercise of any such Stock Option or other Awards under the Plan. The Board of Directors may amend the Plan from time to time or terminate the Plan at any time. However, no action authorized by this paragraph shall reduce the amount of any existing Award or change the terms and conditions thereof without the

Participant's consent. No amendment of the Plan shall, without approval of the stockholders of the Company increase the total number of shares which may be issued under the Plan. No amendments requiring shareholder approval in order to meet the requirements of Rule 16b-3 shall be effective unless such shareowner approval is obtained.

                  SECTION 18.  CHANGE OF CONTROL.

     Notwithstanding any other provision of this Plan, if the terms of an agreement under which the Committee has granted an Award under this Plan shall so provide, upon a Change of Control outstanding Awards shall become immediately and fully exercisable or payable according to the following terms:

     (a) Any outstanding and unexercised Option shall become immediately and fully exercisable, and shall remain exercisable until it would otherwise expire by reason of lapse of time.

     (b) Any outstanding and unexercised Stock Appreciation Rights shall become exercisable as follows:

          (i) Any SAR described in subsections 10(a) or (b) shall continue to be treated as provided in those subsections, except that SARs exercised by Reporting Persons for cash shall have been either (i) approved by the Board or the Committee or (ii) held for six months prior to exercise.

          (ii) Any SAR described in subsection 10(c) shall be deemed to have been exercised if and when the Participant advises the Committee in writing that he or she elects to have Options with respect to which the SAR was granted treated as having lapsed, except that SARs exercised by Reporting Persons for cash shall have been either (i) approved by the Board or the Committee or (ii) held for six months prior to exercise.

          (iii) Any SAR described in subsection 10(d) shall be exercisable immediately, without regard to limitations imposed upon such exercise which are related to the passage of time, except that SARs exercised by Reporting Persons for cash shall have been either (i) approved by the Board or the Committee or (ii) held for six months prior to exercise.

     (c) Any Restricted Stock awarded pursuant to Section 11 shall become immediately and fully transferable, and the Committee shall be deemed to have exercised its discretion to waive any automatic forfeitures provided with respect to such Restricted Stock. Any shares held in escrow shall be delivered to the Participant, and the share certificates shall not contain the legend specified by subsection 11(e). Unless such award of Restricted Stock shall have been approved by either the Board or the Committee, Reporting Persons shall not dispose of any Restricted Stock until six (6) months following the date of grant of such Restricted Stock.

     (d) Any Performance Award granted pursuant to Section 12 which has not expired or been forfeited shall be deemed to have been earned on the assumption that all performance goals have been achieved to the fullest extent scheduled in the Award. All payments shall be made promptly in a lump sum, notwithstanding any other provision for installment or deferred payment prescribed in the Award.

     (e) For purposes of this Plan, Change of Control shall mean a change in control of the Company of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A promulgated under the Act; provided that, for purposes of this Plan, a Change in Control shall be deemed to have occurred if (i) any Person (other than the Company or Zsolt Rumy is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Act), directly or indirectly, of securities of the Company which represent 20% or more of the combined voting power of the Company's then outstanding securities; (ii) during any period of two (2) consecutive years, individuals who at the beginning of such period constitute the Board cease for any reason to constitute at least a majority thereof, unless the election, or the nomination for election, by the Company's shareholders, of each new director is approved by a vote of at least two-thirds (2/3) of the directors then still in office who were directors at the beginning of the period but excluding any individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such term is used in Rule 14a-11 of Regulation 14A promulgated under the Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a person other than the Board;
(iii) there is consummated any consolidation or merger of the Company in which the Company is not the continuing or surviving corporation or pursuant to which shares of Common Stock are converted into cash, securities or other property, other than a merger of the Company in which the holders of Common Stock immediately prior to the merger have substantially the same proportionate ownership of common stock of the surviving corporation immediately after the merger; (iv) there is consummated any consolidation or merger of the Company in which the Company is the continuing or surviving corporation in which the holders of Common Stock immediately prior to the merger do not own seventy percent (70%) or more of the stock of the surviving corporation immediately after the merger; (v) there is consummated any sale, lease, exchange, or other transfer (in one transaction or a series of related transactions) of all, or substantially all, of the assets of the Company; or (vi) the shareholders of the Company approve any plan or proposal for the liquidation or dissolution of the Company.

               SECTION 19.  MISCELLANEOUS PROVISIONS.

     (a)  Naming of Beneficiaries.  In connection with an Award, a
          -----------------------
Participant may name one or more beneficiaries to receive the Participant's benefits, to the extent permissible pursuant to the various provisions of the Plan, in the event of the death of the Participant.

     (b)  Successors.  All obligations of the Company under the Plan
          ----------
with respect to Awards issued hereunder shall be binding on any successor to the Company.

     (c)  Governing Law.  The Plan, and all agreements under the Plan,
          -------------
shall be construed in accordance with, and governed by, the internal laws of the State of Missouri, without reference to applicable conflict of laws provisions.

                 SECTION 20.  SHAREHOLDER APPROVAL.

     The Plan was originally approved by the sole shareholder of the Company as of July 31, 1992. The first amendment to the Plan was adopted by the Board of Directors in November 1996 and was approved by the shareholders of the Company at the 1997 Annual Meeting of Shareholders held February 7, 1997. The Plan, as amended and restated herein, was adopted by the Board of Directors in November 1999 and was submitted for approval by the shareholders of the Company at the 2000 Annual Meeting of Shareholders held February 15, 2000.

                        ZOLTEK COMPANIES, INC.

      THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

   The undersigned hereby appoints Zsolt Rumy and Daniel D. Greenwell, and each of them, with or without the other, proxies, with full power of substitution to vote, as designated below, all shares of stock that the signatory hereof is entitled to vote at the Annual Meeting of Shareholders of Zoltek Companies, Inc. to be held at the Missouri Historical Society History Museum in the Lee Auditorium, located at Lindell Boulevard and DeBaliviere Avenue, St. Louis, Missouri on Tuesday, February 15, 2000, at 10:00 a.m., local time, and all adjournments thereof, all in accordance with and as more fully described in the Notice and accompanying Proxy Statement for such meeting, receipt of which is hereby acknowledged.

1. ELECTION OF TWO CLASS I DIRECTORS

   / / FOR all nominees listed below          / / WITHHOLD AUTHORITY
       (except as written to the                  to vote for nominees
       contrary below)                            as listed below

                CLASS I - JOHN L. KARDOS and LINN BEALKE

    (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE
            WRITE THAT NOMINEE'S NAME IN THE SPACE PROVIDED BELOW.)

-------------------------------------------------------------------------------

2. ELECTION OF ONE CLASS II DIRECTOR

   / / FOR the nominee listed below           / / WITHHOLD AUTHORITY
       (except as written to the                  to vote for the nominee
       contrary below)                            listed below

                     CLASS II - JOHN F. MCDONNELL

       (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR THE NOMINEE
          WRITE THE NOMINEE'S NAME IN THE SPACE PROVIDED BELOW.)

-------------------------------------------------------------------------------

3. PROPOSAL TO ADOPT THE AMENDED AND RESTATED ZOLTEK COMPANIES, INC. 1992 LONG TERM INCENTIVE PLAN.

                  / / FOR   / / AGAINST   / / ABSTAIN

-------------------------------------------------------------------------------

4. IN THEIR DISCRETION UPON ANY BUSINESS WHICH MAY PROPERLY COME BEFORE THE MEETING.

                  / / FOR   / / AGAINST   / / ABSTAIN

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER(S). IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" EACH OF THE NOMINEES LISTED ABOVE IN THE ELECTION OF DIRECTORS AND "FOR" THE PROPOSAL TO ADOPT THE AMENDED AND RESTATED ZOLTEK COMPANIES, INC. 1992 LONG TERM INCENTIVE PLAN.

Dated this ________ day of ______________, 2000.

        PLEASE DATE, SIGN AND MAIL PROMPTLY IN THE ENCLOSED ENVELOPE.


                                                -------------------------------

                                                -------------------------------
                                                          Signature

                                                Please date and sign in the
                                                exact name in which you own the
                                                Company's Common Stock.
                                                Executors, administrators,
                                                trustees and others acting in a
                                                representative or fiduciary
                                                capacity should so indicate when
                                                signing.

                            APPENDIX


      Page 12 of the printed Proxy contains a Performance Graph. The information contained in the graph has been presented in a tabular format that may be processed by the EDGAR system.